EXHIBIT NUMBER 4.48




             AMENDMENT TO OPTION AGREEMENT WITH SOCIEDAD MINERA DE
                 RESPONSABILIDAD LIMITADO NOVA JJ DE PIURA AND
             SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA (SMR LTDA)
                            DON ALBERTO JJ DE PIURA
                            DATED DECEMBER 23, 2002











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RIO TABACONAS OPTION AGREEMENT AMENDMENT, DECEMBER 23RD, 2002.



PARTIES:

-  Sociedad Minera de Responsabilidad  Limitada Nova JJ de Piura  (SMR.LTDA.NOVA
   JJ), represented by Jorge Madueno Bustamante;

-  Sociedad  Minera  de  Responsabilidad   Limitada  Don  Alberto  JJ  de  Piura
   (SMR.LTDA.DON ALBERTO JJ), represented by Jorge Madueno Bustamante;

-  Minera IMP-Peru S.A.C., represented by Ing. Miguel Saldana Mujica.


PAYMENTS TO OWNERS:

US$    35,000           August 30th , 2000.
US$    50,000           April 30th, 2001.
US$    50,000           April 30th, 2002.
US$    25,000           December 20th, 2002.
US$    25,000           July 30th, 2003.
US$   100,000           December 20th, 2003.
US$   200,000           December 20th, 2004
US$ 1,015,000           August 20th, 2005.(*) (Limit for option exercise)

(*) This payment to be made if at that date the commercial production has been initiated. If this is not the case this amount will be paid in six annual installments.

FORCE MAJEUR:

Both parties recognize that the attitude against the mining activities of the majority of the authorities and people of the Tamborapa District, as well as San Ignacio Province, Department of Cajamarca, which was explicitly shown from June 1st 2002, constitutes by itself a Force Majeur Cause that impedes IMP to carry on with the exploration and all the necessary and obligatory investments to decide whether to exercise the Option or not.

Furthermore the Parties mutually agree that the above mentioned Force Majeur suspends all the obligatory time schedules included in the Option contract, with the exception of the schedule of payments to the owners defined until December 20th, 2004. The option exercise date, as well as the last payment is therefore extended up to August 20th, 2005 plus the force majeur period (at which date the first installment of US$200,000 will be made if the commercial production has not been initiated). The force majeur period is not yet determined, it started in June 1st, 2002 and has not finished yet.


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SENOR NOTARIO :

Sirvase usted extender en su Registro de Escrituras Publicas, una en la que conste la MODIFICACION DE UN CONTRATO DE OPCION DE COMPRA DE DERECHOS MINEROS, que celebran de una parte, SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA NOVA JJ DE PIURA, con domicilio en Jr. Batallon Callao Sur N(0) 324, Las Gardenias, Distrito de Surco, Provincia y Departamento de Lima, inscrita en el asiento 1, ficha 2148 del Libro de Sociedades Contractuales y Otras Personas Juridicas del Registro de Sociedades de la Zona 9- Sede Lima- de la Superintendencia Nacional de los Registros Publicos, debidamente representada por los senores Jorge Madueno Bustamante, con DNI N(0) 07836265 y Jose Madueno Bustamante, con DNI N(0) 082258277, segun Acta de la Junta General Extraordinaria de Socios de fecha 20 de Noviembre de 2002 que, usted senor Notario se servira insertar, a la que en adelante se denominara SMR.LTDA. NOVA JJ y SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA DON ALBERTO JJ DE PIURA, con domicilio en Jr. Batallon Callao Sur N(0) 324, Las Gardenias, Distrito de Surco, Provincia y Departamento de Lima, inscrita en el Asiento 1, Ficha 2150 del Libro de Sociedades Contractuales y Otras Personas Juridicas del Registro de Sociedades de la Zona 9- Sede Lima- de la Superintendencia Nacional de los Registros Publicos, debidamente representada por los senores Jorge Madueno Bustamante, con DNI N(0) 07836265 y Jose Madueno Bustamante, con DNI N(0) 08258277, segun Acta de la Junta Extraordinaria de Socios de fecha 20 de Noviembre de 2002 que, usted senor Notario se servira insertar, a la que en adelante se denominara SMR.LTDA. DON ALBERTO JJ ; y, de la otra parte, MINERA IMP-PERU S.A.C., inscrita en el asiento 1, Ficha 040279 del Libro de Sociedades Contractuales y Otras Personas Juridicas del Registro de Sociedades de la Zona 9, -Sede Lima- de la Superintendencia Nacional de los Registros Publicos, con RUC N(0) 20296977447, domicilio para estos efectos en Calle Miguel Dasso N(0) 180, Of. 207, Distrito de San Isidro, Provincia y Departamento de Lima, representada por su APODERADO, senor Ing. Miguel Saldana Mujica, con DNI N(0) 07733280, domicilio en Comandante Gustavo Jimenez N(0) 259, Magdalena del Mar-Lima, segun poderes conferidos a su favor que obran inscritos en la referida ficha registral N(0) 040279 y en merito a la Carta de 19 de Diciembre de 2002 del senor Joseph Grosso Baccaro, APODERADO ESPECIAL de la Sociedad, a la que en adelante se denominara IMP.

A SMR.LTDA. NOVA JJ y a SMR.LTDA. DON ALBERTO JJ se les denominara conjuntamente PROPIETARIOS; quienes para los fines del presente Contrato senalan domicilio comun en Jr. Batallon Callao Sur N(0) 324, Las Gardenias, Distrito de Surco, Provincia y Departamento de Lima.

A los PROPIETARIOS y a IMP se les denominara conjuntamente LAS PARTES.

En base a la buena fe de LAS PARTES, los terminos y condiciones del presente Contrato modificatorio de CONTRATO DE OPCION DE COMPRA DE DERECHOS MINEROS, son los siguientes:


CLAUSULA PRIMERA :   ANTECEDENTES

1.1 LAS PARTES tienen celebrado el CONTRATO DE OPCION DE COMPRA DE DERECHOS MINEROS, en adelante OPCION, conforme consta de la escritura publica de fecha 21 de Agosto del ano 2000, otorgada ante el Notario de Lima, Dr. Cesar Bazan Naveda; el que obra inscrito en el Libro de Derecho Minero del Registro Minero, de la Zona 9 -Sede Lima- de la Superintendencia Nacional de los Registros Publicos, en las Fichas 9026, 13184 y 9045 correspondientes


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     respectivamente  a  las  concesiones  mineras  NOVA JJ, SANTA ROSA JJ y DON
     ALBERTO JJ.

1.2 Por escritura publica de 26 de abril del ano 2001, otorgada tambien ante el Notario de Lima, Dr. Cesar Bazan Naveda, LAS PARTES modificaron la OPCION referida en 1.1 que antecede. En efecto, modificaron el acapite 2.4.1.3 del Punto 2.4.1 y el Punto 2.4.2 de la sub-clausula 2.4 de la Clausula Segunda; la sub-clausula 3.2 de la Clausula Tercera y la Clausula Setima.

     Este contrato modificatorio consta inscrito desde el 20 de agosto de 2001, en el Libro de Derecho Minero del Registro Minero, de la Zona 9 -Sede Lima-de la Superintendencia Nacional de los Registros Publicos, conforme se precisa a continuacion :

     Derecho Minero                     Ficha                            Asiento
     ---------------------------------------------------------------------------
     NOVA JJ                            9026                               10
     SANTA ROSA JJ                      13184                              08
     DON ALBERTO JJ                     9045                               11


1.3 El 15 de agosto de 2002, IMP remite a los PROPIETARIOS, por intermedio de la Notaria de Lima, Villa Stein, Carta Notarial, por la que formalmente les comunica de la imposibilidad material de realizar actividades mineras, y por ende, de ejecutar las inversiones comprometidas en la OPCION para el presente ano 2002, por la insurreccion de las autoridades politicas, administrativas y religiosas y conmocion de los pobladores y ciudadanos notables del Distrito de Tamborapa asi como de la Provincia de San Ignacio, Departamento de Cajamarca; lugar donde se ubican los derechos mineros sujetos a la OPCION; DECLARANDO LA SITUACION COMO FUERZA MAYOR y SUSPENDIENDO por este motivo, los plazos contractuales a partir del 1(0) de junio de 2002.

     Los PROPIETARIOS, por carta de 30 de setiembre de 2002, dan respuesta a la carta notarial de IMP, por la que consideran que la Suspension acotada en la Carta Notarial de 2002 no alcanza a los pagos por concepto de Derecho de Opcion convenidos en la OPCION..

     IMP, a titulo de conciliar los requerimientos de LAS PARTES y obviando el analisis legal sobre los alcances de la causa de Fuerza Mayor declarada, mediante carta de 17 de octubre de 2002, propone a los PROPIETARIOS lo siguiente: un nuevo Cronograma de Pagos por concepto de Derecho de Opcion; mantener las demas condiciones pactadas; y, prorrogar el 30 de julio de 2004, fecha estipulada como de vencimiento del plazo de la OPCION por el lapso (a partir del 1(0) de junio de 2002), en que dure la Fuerza Mayor declarada; lapso en el que no se efectuaran inversiones y/o exploraciones; lo que expresamente es aceptado por los PROPIETARIOS mediante carta de 21 de octubre de 2002 que dirigen a IMP.

1.4 Estando a lo previsto en 1.3 que antecede. LAS PARTES celebran el presente contrato; procediendo a una segunda modificacion de la OPCION, lo que se materializa a continuacion.

                                       2

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CLAUSULA SEGUNDA :   CRONOGRAMA DE PAGOS POR CONCEPTO DE DERECHO DE OPCION

Por la presente, LAS PARTES convienen en modificar el cronograma de pagos estipulado en el punto 2.4.2 de la sub-clausula 2.4 de la Clausula Segunda de la OPCION; siendo el nuevo texto de este punto que incluye la modificacion acordada, el siguiente :

2.4.2: A pagar por concepto de Derecho de Opcion, los siguientes montos que, de ejercer IMP la OPCION, constituiran parte del precio de la COMPRA-VENTA; y, de no ejercer IMP la OPCION, constituiran gastos no reembolsables para IMP :

2.4.2.1 U.S$ 35,000.00 (Treinta y Cinco Mil Dolares Americanos), al 30 de Agosto del ano 2000.

2.4.2.2 U.S$ 50,000.00 (Cincuenta Mil Dolares Americanos), al 30 de Abril del ano 2001.

2.4.2.3 U.S$ 50,000.00 (Cincuenta Mil Dolares Americanos), al 30 de Abril del ano 2002.

2.4.2.4   U.S$  25,000.00  (Veinticinco  Mil  Dolares  Americanos),   al  20  de
          diciembre del ano 2002.

2.4.2.5 U.S$ 25,000.00 (Veinticinco Mil Dolares Americanos), al 30 de julio del ano 2003.

2.4.2.6   U.S$ 100,000.00 (Cien Mil Dolares  Americanos),  al 20 de diciembre de
          2003.

2.4.2.7   U.S$  200,000.00  (Doscientos  Mil  Dolares  Americanos),   al  20  de
          diciembre de 2004.


CLAUSULA TERCERA :   DE LA SITUACION  DE  FUERZA MAYOR Y DE LA SUSPENSION DE LAS
                     OBLIGACIONES Y PLAZO DE LA OPCION

Por la presente, LAS PARTES, de mutuo acuerdo reconocen que, la actitud contraria a las actividades mineras por parte de la mayoria de las autoridades y pobladores del Distrito de Tamborapa asi como de la Provincia de San Ignacio, Departamento de Cajamarca, manifestada ostensiblemente desde el 1(0) de junio del presente ano 2002, constituye a partir de dicha fecha, CAUSA DE FUERZA MAYOR que impide a IMP realizar las exploraciones y demas inversiones necesarias y comprometidas para poder decidir por la conveniencia de ejercer o no la OPCION.

Igualmente, LAS PARTES, de mutuo acuerdo convienen en que la CAUSA DE FUERZA MAYOR en mencion, suspende el computo de todos los plazos contractuales de la OPCION, excepto aquellos previstos en 2.4.2.4, 2.4.2.5, 2.4.2.6 y 2.4.2.7 del nuevo punto 2.4.2 a que se contrae la Clausula Segunda que antecede, y que se reanudara con el computo de los plazos contractuales, actualmente suspendidos, cuando cese la CAUSA DE FUERZA MAYOR; oportunidad en que LAS PARTES de mutuo acuerdo decidiran para el efecto la fecha de este cese. Con este proposito, los PROPIETARIOS se reuniran periodicamente, con los expertos contratados por IMP para superar la Causa de Fuerza Mayor que afecta a la OPCION. En la eventualidad que LAS PARTES discrepen sobre la fecha de cese de la CAUSA DE FUERZA MAYOR, someteran esta

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decision a arbitraje,  conforme a lo pactado sobre solucion de  discrepancias  o controversias en la OPCION que obra en la escritura publica de 21 de agosto de 2000.

CLAUSULA CUARTA :    DE LA RATIFICACION DE LAS DEMAS ESTIPULACIONES DE LA OPCION

Por la presente, LAS PARTES ratifican y declaran vigentes todas las estipulaciones contenidas en la OPCION que obra en la Escritura Publica de fecha 21 de Agosto de 2002, debidamente modificada por escritura publica de fecha 26 de abril de 2001 y el presente contrato. Igualmente, ratifican lo acordado y/o estipulado en las Clausulas Octava a Decimo Cuarta inclusive de la OPCION.


CLAUSULA QUINTA :    DE LA INSCRIPCION Y DE LOS GASTOS

Los gastos que se originen como resultado de la elevacion a escritura publica de la presente minuta, seran en su totalidad, de cargo de IMP. Igualmente los gastos de inscripcion del presente contrato en las Partidas Registrales de los DERECHOS MINEROS en el Libro de Derechos Mineros del Registro Minero de la Zona 9 -Sede Lima- de la Superintendencia Nacional de los Registros Publicos.

Agregue usted senor Notario las clausulas de Ley y los insertos que correspondan, incluidas las actas de las SMR.LTDA.NOVA JJ y DON ALBERTO JJ y la Carta Poder a favor del senor Miguel Saldana Mujica; y, hecho eleve la presente minuta a escritura publica, sin perjuicio de pasar los Partes respectivos a la Superintendencia Nacional de los Registros Publicos para su inscripcion en las partidas registrales de los Derechos Mineros, en el Libro de Derechos Mineros.


Lima,  23 de Diciembre de 2002.



   /s/ Jorge Madueno Bustamante
   /s/ Jose Madueno Bustamante               /s/ Miguel Saldana Mujica Apoderado
   --------------------------------          -----------------------------------
p. SMR.LTDA. NOVA JJ DE PIURA y           p. MINERA IMP-PERU S.A.C.
   SMR.LTDA. DON ABERTO JJ DE PIURA          Miguel Saldana Mujica Apoderado
   Jorge Madueno Bustamante y
   Jose Madueno Bustamante





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